UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 7, 2007
MetLife Life and Annuity Company of Connecticut
(Exact Name of Registrant as Specified in Its Charter)

Connecticut	33-58677	06-0904249
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Cityplace, Hartford, Connecticut	06103-3415
(Address of Principal Executive Offices)	(Zip Code)
860-308-1000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
      Pursuant to an Agreement and Plan of Merger dated as of June 29, 2007 between MetLife Insurance Company of Connecticut, a Connecticut corporation (“MICC”), and its wholly-owned subsidiary, MetLife Life and Annuity Company of Connecticut, a Connecticut corporation (“MLAC”), MLAC was merged into MICC on December 7, 2007, with MICC being the surviving corporation.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE INSURANCE COMPANY OF CONNECTICUT
(as successor to MetLife Life and Annuity Company of Connecticut)

By: /s/ Gwenn L. Carr

Name: Gwenn L. Carr
Title: Senior Vice-President and Secretary

Date: December 7, 2007